UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 30, 2006

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                  0-18348            06-1209796
(State or other                  (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers.
            ----------------------------------

         On March 30, 2006, Professor Wesley W. Marple, Jr. notified the Board of Directors of BE Aerospace, Inc. (the "Company") of his intention not to stand for reelection to a new three-year term as a member of the Board of Directors after his current term, which expires at the 2006 Annual Meeting of Stockholders of the Company. The Company wishes to recognize and thank Professor Marple for his significant contribution and service as a member of the Board of Directors.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BE AEROSPACE, INC.

                                 By: /s/ Thomas P. McCaffrey
                                    --------------------------------------------
                                 Name:   Thomas P. McCaffrey
                                 Title:  Senior Vice President of Administration
                                         and Chief Financial Officer



Date:    April 5, 2006